SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2004


                         Virginia Commerce Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

            Virginia                      0-28635                 54-1964895
 (State or other jurisdiction     (Commission file number)      (IRS Employer
      of incorporation)                                             Number)

                   5350 Lee Highway, Arlington, Virginia 22207
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 703.534.0700

Item 5.  Other Events
---------------------

Item 9. Regulation FD Disclosure.
---------------------------------

         On April 28, 2004, Virginia Commerce Bancorp issued the press release attached as exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information. Not Applicable.

(c)  Exhibits.

99       Press Release

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VIRGINIA COMMERCE BANCORP, INC.



                                          By:  /s/ Peter A. Converse
                                             -----------------------------------
                                             Peter A. Converse, President,
                                             Chief Executive Officer

Dated: April 28, 2004

                         VIRGINIA COMMERCE BANCORP, INC.

                                  PRESS RELEASE
                             FOR IMMEDIATE RELEASE:

Contact:          Peter A. Converse
                  President and Chief Executive Officer
                  (703) 534-0700

                  William K. Beauchesne
                  Executive Vice President and Chief Financial Officer
                  (703) 633-6120

             VIRGINIA COMMERCE BANCORP FILES REGISTRATION STATEMENT

         Arlington, Virginia, April 28, 2004. Virginia Commerce Bancorp, Inc. (Nasdaq "VCBI") announced today that it has filed with the Securities and Exchange Commission a registration statement in connection with a proposed public offering of up to 810,000 shares of its common stock, including approximately 105,000 shares subject to issuance pursuant to the underwriters' over-allotment option.

         The shares will be offered in a firm commitment underwritten offering lead managed by Sandler O'Neill & Partners, L.P. The offering is expected to be co-managed by Ryan Beck & Co and Legg Mason Wood Walker, Incorporated. The Company expects to raise approximately $20 million through the offering, before underwriting discounts and expenses of the offering, assuming no exercise of the underwriter's over-allotment option. The Company will also grant the underwriters an option to purchase up to an additional 15% of the offered shares, solely to cover over-allotments.

         Virginia Commerce Bancorp, Inc. is the parent bank holding company for Virginia Commerce Bank (the "Bank"), a Virginia state chartered bank that commenced operations in May 1988. The Bank pursues a traditional community banking strategy, offering a full range of business and consumer banking services through thirteen branch offices, two residential mortgage offices and one investment services office principally to individuals and small to medium-size businesses in Northern Virginia and the Metropolitan Washington, D.C. area.

         A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

         Copies of the prospectus, when available, may be obtained by contacting: Sandler O'Neill & Partners, L.P., 919 Third Avenue, 6th Floor, New York, New York 10022, Attention: Syndicate Department.

    Forward Looking Statements. This press release includes forward looking statements within the meaning of Section 21(e) of the Securities Exchange Act of 1934. These statements are based on the Company's current expectations and estimates as to prospective events and circumstances that may or may not be in the Company's control and as to which there can be no firm assurances given. These forward looking statements are subject to risks and uncertainties; there can be no assurance that any of these forward looking statements may prove to be correct and actual results may differ materially. These risks and uncertainties include, but are not limited to, the risks related to the Company's ability to complete the underwritten public offering registration.